Exhibit 32-A
Certification of Chief Executive Officer
Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of The Sarbanes-Oxley Act of 2002
I, Robert M. Dutkowsky, Chief Executive Officer of Tech Data Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

(i)
The Quarterly Report on Form 10-Q of Tech Data Corporation for the quarter ended October 31, 2017 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, (15 U.S.C. 78m), and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 29, 2017

/s/ Robert M. Dutkowsky
Robert M. Dutkowsky Chief Executive Officer